REVENUE	12 Months Ended
Aug. 31, 2019
REVENUE
REVENUE

15.     REVENUE

The Group provides domestic K-12 and international education program in PRC and overseas. Overseas business includes arts programs, language programs and university foundation programs. The Group’s revenue includes tuition income from education programs, meal income, boarding income, commission income, study-abroad and career consulting service income, camp service and other education services related revenue. Revenue for the years ended August 31, 2017, 2018 and 2019 were primarily generated in the PRC, Hong Kong, Canada, the UK and US. Please refer to Note 22 for disaggregation of Revenue by geographical areas. The Group recognized majority of its revenue over time and have insignificant amount of revenue recognized at point in time.

(a)	Disaggregation of revenue

	For the year ended August 31,
	2017	2018	2019
	RMB	RMB	RMB
Tuition income from education programs	1,007,509	1,254,390	1,689,952
Tuition income from complementary training institutes	71,268	85,098	123,895
Meal income	159,257	187,307	225,665
Boarding income	55,286	72,357	118,723
Commission income	—	50,236	138,587
Consulting service income	—	18,987	124,072
Other revenues	35,803	53,191	145,703
Less: sales tax	756	2,695	3,592
Total	1,328,367	1,718,871	2,563,005

(b)	Contract balances

	As of August 31,
	2018	2019
	RMB	RMB
Account receivable	809	21,528
Contract liabilities	—	1,529,137
Current portion of deferred revenue	965,152	—
Refund liabilities	—	20,259

Contract liabilities principally relate to customer advances received prior to performance. All contract liabilities at the beginning of the year ended August 31, 2019 were recognized as revenue during the year ended August 31, 2019.

Refund liabilities mainly related to the estimated refunds that are expected to be provided to students if they decide they no longer want to take the course. Refund liabilities estimates are based on historical refund ratio on a portfolio basis using the expected value method.